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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               January 30, 1998



                           FAMILY GOLF CENTERS, INC.

            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

   Delaware                       0-25098                     11-3223246
-----------------            ----------------               ----------------
(State or other              (Commission File               (IRS Employer
 jurisdiction of              Number)                        Identification
 incorporation)                                              No.)

                             225 Broadhollow Road
                           Melville, New York 11747
                   ----------------------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666



                                Not Applicable
                ----------------------------------------------
                (Former Address, if changed since last report)


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         Item 2.           Acquisition or Disposition of Assets.
                           -------------------------------------

                           On January 30, 1998 Family Golf Acquisition, Inc., a
Colorado corporation ("Acquisition"), and wholly-owned subsidiary of Family Golf Centers, Inc. (the "Company"), consummated a tender offer which resulted in the acquisition of approximately 6,846,433 shares of common stock, no par value per share ("Shares"), of MetroGolf Incorporated, a Colorado corporation ("MetroGolf") for an aggregate purchase price of $10,269,649. MetroGolf Shares are listed for trading on the Nasdaq SmallCap Market and The Boston Stock Exchange. The acquisition was accomplished pursuant to a tender offer by Acquisition to purchase all of the outstanding Shares of MetroGolf at a price of $1.50 per Share, net to the seller in cash without interest. The tender offer expired as of 5:00 p.m., New York City time on Friday, January 30, 1998, and the tendered Shares were accepted for payment by Acquisition on Monday, February 2, 1998. The funds used to make the acquisition were derived from the working capital of the Company.

                           The tendered Shares represented approximately 88.6%
of the total outstanding Shares of MetroGolf as of January 30, 1998. Accordingly, the minimum tender condition, which required that the tendered Shares constitute not less than a majority of the outstanding Shares of MetroGolf on a fully diluted basis, has been satisfied. Subsequently, the Company has, by way of private transactions, acquired an additional 266,400 Shares, at a price of $1.50 per Share, resulting in an aggregate of 7,112,833 Shares representing approximately 92.0% of the total outstanding Shares of MetroGolf.

                           Pursuant to the Agreement and Plan of Merger, dated
as of December 23, 1997, by and among Acquisition, the Company and MetroGolf, Acquisition intends to merge with and into MetroGolf (the "Merger"). In connection with the Merger, each issued and outstanding Share (other than Shares owned by Acquisition and Shares with respect to which dissenters' rights have been demanded and perfected in accordance with applicable Colorado law) shall be converted into and represent the right to receive $1.50 in cash.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           -----------------------------------------------------

                           (a)      Financial Statements of Business Acquired:
It is impractical to file financial statements of MetroGolf at this time. The required financial statements will be filed under cover of a Form 8-K/A within 60 days of February 17, 1998.

                           (b)      Pro Forma Financial Information: It is
impractical to file pro forma financial information at this time. The required pro forma financial information will be filed under cover of a Form 8-K/A within 60 days of February 17, 1998.

                           (c)      Exhibits:

                                      99.1           Press Release, dated
                                                     February 3, 1998, of Family
                                                     Golf Acquisition, Inc.

                                       2

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 13, 1998

                                          FAMILY GOLF CENTERS, INC.

                                          By:  /s/ Pamela S. Charles
                                               ---------------------------------
                                               Pamela S. Charles,
                                               Vice President and Secretary


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                                 EXHIBIT INDEX

No.           Exhibit                                                 Page
---           -------                                                 ----

99.1          Press Release dated February 3, 1998, of Family Golf
              Acquisition, Inc.